UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 9, 2010 (September 8, 2010)

CRIMSON EXPLORATION INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12108 (Commission File Number)	20-3037840 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002
(Address of Principal Executive Offices)

(713) 236-7400
(Registrant’s telephone number, including area code)

_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

On September 8, 2010, Crimson Exploration Inc. ("Crimson" or the "Company") announced that they will present at Rodman and Renshaw's Annual Global Investment Conference in New York on Tuesday, September 14, 2010 at 8:45 a.m. Eastern Daylight Time.

Presentation materials will be available on the Company's website on the day of the presentation under "Investor Relations –- Webcasts and Presentations".

Item 9.01.   Financial Statements and Exhibits.

In accordance with General Instructions B.2. of Form 8-K and the Securities and Exchange Commission Release No. 33-8176, the above information, and the information furnished as Exhibit 99.1 to this report, is being furnished under Item 7.01 and Item 9.01 related thereto, of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press release dated September 8, 2010 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC.
(Registrant)

/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial Officer

Dated: September 9, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated September 8, 2010